                         SECURITIES AND EXCHANGE COMMISSION

                                 450 Fifth Street, NW
                               Washington, DC  20549

                                      FORM 8-K
                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                  January 30, 1998
                          (date of earliest event reported)

                           PNC MORTGAGE SECURITIES CORP.
        as Depositor, Certificate Administrator and Master Servicer under a
                          Pooling and Servicing Agreement
                             dated as of January 1, 1998
                           providing for the issuance of

                                 $1,119,718,936.60

                         MORTGAGE PASS-THROUGH CERTIFICATES
                                   SERIES 1998-1

        Delaware                 333-38121          36-4207957

     (State or other            (Commission       (IRS Employer
     jurisdiction of            File Number)      Identification
     Incorporation)                                   Number)

                               75 NORTH FAIRWAY DRIVE
                           VERNON HILLS, ILLINOIS  60061

                      (Address of principal executive offices)

                Registrant's telephone number, including area code:

                                   (847) 549-6500

Item 5.   OTHER EVENTS

DESCRIPTION OF THE CERTIFICATES AND THE MORTGAGE POOL.

     On January 29, 1998 (the "Closing Date"), PNC Mortgage Securities Corp. (the "Company"), pursuant to a pooling and servicing agreement, dated as of January 1, 1998, between the Company, as Depositor, Certificate Administrator and Master Servicer, IndyMac, Inc., as Master Servicer, and U.S. Bank National Association, as the Trustee, caused the Mortgage Pass-Through Certificates, Series 1998-1, to be issued (the "Certificates") which consist of the following sixty-six classes: (i) Class I-A-1, Class I-A-2 and Class I-A-3 (together with Component II-A-1-5 (as defined in the Prospectus Supplement) the "Group I-A Certificates"), (ii) Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10 and Class II-A-11 (other than Component II-A-1-5, the "Group II-A Certificates"), (iii) Class III-A-1, (iv) Class IV-A-1, (v) Class V-A-1, Class V-A-2, Class V-A-3, Class V-A-4, Class V-A-5, Class V-A-6, Class V-A-7, Class V-A-8 and Class V-A-9 (the "Group V-A Certificates" and, together with the Group I-A, Group II-A, Class III-A-1 and Class IV-A-1 Certificates, the "Class A Certificates"), (vi) Class I-P, Class III-P and Class IV-P (the "Class P Certificates"), (vii) Class I-X, Class II-X, Class III-X and Class IV-X (the "Class X Certificates"), (viii) Class I-B-1, Class I-B-2 and Class I-B-3 (the "Group I Senior Subordinate Certificates"), (ix) Class I-B-4, Class I-B-5 and Class I-B-6 (the "Group I Junior Subordinate Certificates" and, together with the Group I Senior Subordinate Certificates, the "Group I-B Certificates"), (x) Class II-B-1, Class II-B-2 and Class II-B-3 (the "Group II Senior Subordinate Certificates"), (xi) Class II-B-4, Class II-B-5 and Class II-B-6 (the "Group II Junior Subordinate Certificates" and, together with the Group II Senior Subordinate Certificates, the "Group II-B Certificates"), (xii) Class III-B-1, Class III-B-2 and Class III-B-3 (the "Group III Senior Subordinate Certificates"), (xiii) Class III-B-4, Class III-B-5 and Class III-B-6 (the "Group III Junior Subordinate Certificates" and, together with the Group III Senior Subordinate Certificates, the "Group III-B Certificates"), (xiv) Class IV-B-1, Class IV-B-2 and Class IV-B-3 (the "Group IV Senior Subordinate Certificates"), (xv) Class IV-B-4, Class IV-B-5 and Class IV-B-6 (the "Group IV Junior Subordinate Certificates" and, together with the Group IV Senior Subordinate Certificates, the "Group IV-B Certificates"), (xvi) Class V-B-1, Class V-B-2, Class V-B-3 and Class V-B-IO (the "Group V Senior Subordinate Certificates"), (xvii) Class V-B-4, Class V-B-5 and Class V-B-6 (the "Group V Junior Subordinate Certificates" and, together with the Group V Senior Subordinate Certificates, the "Group V-B Certificates") and (xviii) Class R, Class R-1 and Class R-2 (the "Residual Certificates" and, together with the Class A, Class X and Class P Certificates, the "Senior Certificates"). The Class I-A-3, Class V-A-4 and Class V-A-9 Certificates are sometimes referred to as the "Lockout Certificates".

----------------------

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus, dated November 24, 1997, and Prospectus Supplement, dated January 28, 1998, of PNC Mortgage Securities Corp., relating to its Mortgage Pass-Through Certificates, Series 1998-1.

The Group I-A, Class I-P, Class I-X, Group I-B, Class R and Class R-1 Certificates are sometimes referred to as the "Group I Certificates", the Group II-A, Class II-X and Group II-B Certificates are sometimes referred to as the "Group II Certificates", the Class III-A-1, Class III-P, Class III-X and Group III-B Certificates are sometimes referred to as the "Group III Certificates", the Class IV-A-1, Class IV-P, Class IV-X and Group IV-B Certificates are sometimes referred to as the "Group IV Certificates" and the Group V-A, Group V-B and Class R-2 Certificates are sometimes referred to as the "Group V Certificates". The Group I Certificates, the Group II Certificates, the Group III Certificates, the Group IV Certificates and the Group V Certificates are each a "Certificate Group". The Group I, Group II, Group III, Group IV and Group V Senior Subordinate Certificates are collectively referred to as the "Senior Subordinate Certificates". The Group I, Group II, Group III, Group IV and Group V Junior Subordinate Certificates are collectively referred to as the "Junior Subordinate Certificates". The Group I-B, Group II-B, Group III-B, Group IV-B and Group V-B Certificates are collectively referred to as the "Subordinate Certificates" or "Class B Certificates". Only the Senior Certificates (other than the Class II-A-1 Certificates) and the Senior Subordinate Certificates (collectively, the "Offered Certificates") are offered to the public pursuant to the Company's Prospectus dated November 24, 1997 (the "Base Prospectus"), and Prospectus Supplement dated January 28, 1998 (the "Prospectus Supplement", and together with the Base Prospectus, the "Prospectus"). The Class II-A-1 and the Junior Subordinate Certificates are not offered pursuant to the Prospectus.

     The Certificates, other than the Class R-1 and Class R-2 Certificates, evidence all the beneficial ownership interest in a trust (the "Certificate Trust") established by the Company, the assets of which, together with the Class R-1 and Class R-2 Certificates described below, evidence all the beneficial ownership interest in two other trusts (the "Mortgage Trust" and the "Group V Trust") also established by the Company. The Mortgage Trust and the Group V Trust consist of a pool of conventional fixed-rate one- to four-family residential and cooperative apartment mortgage loans with original terms to maturity of not more than 30 years (the "Mortgage Loans") deposited by the Company, and certain other assets, as described in the Prospectus. Certain of the Mortgage Loans will be master serviced by the Company (the "PNC Loans") and certain of the Mortgage Loans will be master serviced by IndyMac, Inc. (the "IndyMac Loans", and each of the Company and IndyMac, Inc., in such capacity, a "Master Servicer"). The Mortgage Pool (as described in the Prospectus) consists of five groups of Mortgage Loans ("Loan Group I", "Loan Group II", "Loan Group III", "Loan Group IV" and "Loan Group V", and each, a "Loan Group"). The Mortgage Loans in Loan Group I are sometimes referred to as the "Group I Loans", the Mortgage Loans in Loan Group II are sometimes referred to as the "Group II Loans", the Mortgage Loans in Loan Group III are sometimes referred to as the "Group III Loans", the Mortgage Loans in Loan Group IV are sometimes referred to as the "Group IV Loans" and the Mortgage Loans in Loan Group V are sometimes referred to as the "Group V Loans". The Group I Certificates correspond to the Group I Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 30 years; the Group II Certificates correspond to the Group II Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 30 years; the Group III Certificates correspond to the Group III Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 30 years; the Group IV Certificates correspond to the Group IV Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 15 years; and the Group V Certificates correspond to the Group V Loans, which consist of fixed-rate Mortgage Loans with terms to maturity of not more than 30 years. Distributions of interest and principal on the Group I Certificates, the Group II Certificates, the Group III Certificates, the Group IV Certificates and the Group V Certificates will be solely based on interest and principal received or advanced with respect to the Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans, respectively; provided, however, that the Class V-A-7 Certificates may also receive distributions from the Class V-A-7 Reserve Fund (as defined in the Prospectus Supplement). The rights of the holders of the Class B Certificates of a Certificate Group to receive distributions with respect to the Mortgage Loans in the related Loan Group will be based solely on interest and principal received or advanced with respect to such Loan Group, and will be subordinate to the rights of the holders of Class B Certificates of such Certificate Group with lower numerical designations and the Senior Certificates of such Certificate Group to the extent described in the Prospectus.

     The Company has caused elections to be made to treat the Group V Trust, Mortgage Trust and the Certificate Trust, other than the Class V-A-7 Reserve Fund, as "real estate mortgage investment conduits" (each, a "REMIC") for federal income tax purposes. All of the certificates issued by the Group V Trust, the Mortgage Trust and the Certificate Trust, other than the Class R-2, Class R-1 and Class R Certificates, represent ownership of REMIC "regular interests". The Class R Certificates, the Class R-1 Certificates and the Class R-2 Certificates represent ownership of the REMIC "residual interest" in the Certificate Trust, the Mortgage Trust and the Group V Trust, respectively. See "Certain Federal Income Tax Consequences" in the Prospectus Supplement and in the Prospectus.

     The Offered Certificates, other than the Class R-1 and Class R-2 Certificates, evidence interests only in the Certificate Trust and are payable solely from amounts received with respect thereto. The Class R-1 Certificates evidence the residual interests only in the Mortgage Trust. The Class R-2 Certificates evidence the residual interests only in the Group V Trust.

     The Company has the right to effect early retirement of the Certificates under certain circumstances. See "Description of the Certificates - Optional termination of the Mortgage Trust" in the Prospectus Supplement.

     The initial Class Principal Balance, initial Remittance Rate and Last Scheduled Distribution Date for each Class of Offered Certificates is set forth in the table below:



                 INITIAL CLASS                 INITIAL                                        LAST SCHEDULED
CLASS          PRINCIPAL BALANCE          REMITTANCE RATE (1)      TYPE                     DISTRIBUTION DATE
-----          -----------------          -------------------      ----                     -----------------

Class I-A-1     $378,000,000.00             7.000%                 Senior                    February 25, 2028
Class I-A-2       36,876,000.00             7.000%                 Senior                    February 25, 2028
Class I-A-3       27,339,558.00             7.000%                 Sr./Lockout               February 25, 2028
Class II-A-2              --                6.950% (2)             Sr./PAC/Interest
                                                                   Only                      February 25, 2028
Class II-A-3      14,650,000.00             7.150%                 Sr./TAC                   February 25, 2028
Class II-A-4      31,213,733.00             7.150%                 Senior                    February 25, 2028
Class II-A-5      10,630,000.00             6.750%                 Sr./PAC                   February 25, 2028
Class II-A-6      21,969,000.00             6.500%                 Sr./PAC                   February 25, 2028
Class II-A-7       8,500,000.00             7.150% (3)             Sr./Accrual               February 25, 2028
Class II-A-8       3,472,000.00             6.500%                 Sr./PAC                   February 25, 2028
Class II-A-9      46,123,000.00             6.500%                 Sr./PAC                   February 25, 2028
Class II-A-10      3,649,000.00             6.500%                 Sr./PAC                   February 25, 2028
Class II-A-11             --                6.750% (4)             Sr./PAC/Interest
                                                                   Only                      February 25, 2028
Class III-A-1    122,441,779.00             7.000%                 Senior                    January 25, 2028
Class IV-A-1     144,382,781.00             6.750%                 Senior                    March 25, 2013
Class V-A-1       27,152,000.00             Variable Rate (5)      Senior                    February 25, 2028
Class V-A-2       20,100,000.00             Variable Rate (6)      Senior                    February 25, 2028
Class V-A-3      119,000,785.00             Variable Rate (7)      Senior                    February 25, 2028
Class V-A-4       29,399,000.00             Variable Rate (8)      Sr./Lockout               February 25, 2028
Class V-A-5               --                0.190805% (9)          Sr./Interest Only         February 25, 2028
Class V-A-6               --                0.200% (10)            Sr./Interest Only         February 25, 2028
Class V-A-7       20,500,000.00             Variable Rate (11)     Sr./Accrual               February 25, 2028
Class V-A-8               --                0.459194% (12)         Sr./Interest Only         February 25, 2028
Class V-A-9       10,499,000.00             Variable Rate (13)     Sr. Support/
                                                                   Lockout                   February 25, 2028
Class I-X                 --                7.000% (14)            Sr./Interest Only         February 25, 2028
Class II-X                --                7.000% (15)            Sr./Interest Only         February 25, 2028
Class III-X               --                7.000% (16)            Sr./Interest Only         January 25, 2028
Class IV-X                --                6.750% (17)            Sr./Interest Only         March 25, 2013
Class I-P            514,812.80                (18)                Sr./Principal Only        February 25, 2028
Class III-P          306,989.77                (18)                Sr./Principal Only        January 25, 2028
Class IV-P            87,050.03                (18)                Sr./Principal Only        March 25, 2013
Class I-B-1       11,376,214.00             7.000%                 Sr. Subordinate           February 25, 2028
Class I-B-2        4,356,848.00             7.000%                 Sr. Subordinate           February 25, 2028
Class I-B-3        1,936,377.00             7.000%                 Sr. Subordinate           February 25, 2028
Class II-B-1       5,704,501.00             7.000%                 Sr. Subordinate           February 25, 2028
Class II-B-2       2,074,364.00             7.000%                 Sr. Subordinate           February 25, 2028
Class II-B-3       1,140,900.00             7.000%                 Sr. Subordinate           February 25, 2028
Class III-B-1      2,570,654.00             7.000%                 Sr. Subordinate           January 25, 2028
Class III-B-2      1,349,593.00             7.000%                 Sr. Subordinate           January 25, 2028
Class III-B-3        642,663.00             7.000%                 Sr. Subordinate           January 25, 2028
Class IV-B-1       3,377,216.00             6.750%                 Sr. Subordinate           March 25, 2013
Class IV-B-2         750,492.00             6.750%                 Sr. Subordinate           March 25, 2013
Class IV-B-3         450,295.00             6.750%                 Sr. Subordinate           March 25, 2013
Class V-B-1        4,356,405.00             Variable (19)          Sr. Subordinate           February 25, 2028
Class V-B-2        1,883,851.00             Variable (19)          Sr. Subordinate           February 25, 2028
Class V-B-3          941,925.00             Variable (19)          Sr. Subordinate           February 25, 2028
Class V-B-IO              --                0.200% (20)            Sr. Sub/Interest
                                                                   Only                      February 25, 2028
Class R                   50.00             7.000%                 Sr./Residual              February 25, 2028
Class R-1                 50.00             7.000%                 Sr./Residual              February 25, 2028
Class R-2                 50.00             Variable (21)          Sr./Residual              February 25, 2028


(1) Interest distributed to the Offered Certificates (other than the Class P Certificates, which are not entitled to receive distributions of interest) on each Distribution Date (as defined in the Prospectus Supplement) will have accrued during the preceding calendar month at the applicable per annum Remittance Rate.

(2) The Class II-A-2 Certificates will accrue interest on the Class II-A-2 Notional Amount. The "Class II-A-2 Notional Amount" for any Distribution Date will equal the aggregate Class Principal Balance of the Class II-A-5, Class II-A-6, Class II-A-8, Class II-A-9 and Class II-A-10 Certificates immediately prior to such Distribution Date divided by 34.75. The Class II-A-2 Notional Amount as of the Cut-Off Date (as defined in the Prospectus Supplement) was approximately $2,470,302. The Class II-A-2 Certificates are not entitled to receive any distributions of principal.

(3) On each Distribution Date on or before the Class II-A-7 Accretion Termination Date (as defined in the Prospectus Supplement), an amount equal to the Class II-A-7 Accrual Amount (as defined in the Prospectus Supplement) will be added to the Class II-A-7 Principal Balance, and such amount will be distributed as principal to Component II-A-1-2 (as defined in the Prospectus Supplement) and certain Classes of Certificates as described in the Prospectus Supplement and will not be distributed as interest to the Class II-A-7 Certificates.

(4) The Class II-A-11 Certificates will accrue interest on the Class II-A-11 Notional Amount. The "Class II-A-11 Notional Amount" for any Distribution Date will equal the aggregate Class Principal Balance of the Class II-A-6, Class II-A-8, Class II-A-9 and Class II-A-10 Certificates immediately prior to such Distribution Date divided by 27. The Class II-A-11 Notional Amount as of the Cut-Off Date was approximately $2,785,666. The Class II-A-11 Certificates are not entitled to receive any distributions of principal.

(5) The Remittance Rate on the Class V-A-1 Certificates for any Distribution Date will equal the weighted average (by principal balance) of the Pass-Through Rates (as defined in the Prospectus Supplement) on the Group V Loans (as defined in the Prospectus Supplement) as of the second preceding Due Date (as defined in the Prospectus Supplement), or with respect to the initial Distribution Date, as of the Cut-Off Date (the "Group V Weighted Average Rate") minus 0.243820% per annum. The Group V Weighted Average Rate as of the Cut-Off Date was equal to 7.303% per annum.

(6) The Remittance Rate on the Class V-A-2 Certificates for any Distribution Date will equal the Group V Weighted Average Rate for such Distribution Date minus 0.243820% per annum.

(7) The Remittance Rate on the Class V-A-3 Certificates for any Distribution Date will equal the Group V Weighted Average Rate for such Distribution Date minus 0.703014% per annum.

(8) The Remittance Rate on the Class V-A-4 Certificates for any Distribution Date will equal the Group V Weighted Average Rate for such Distribution Date minus 0.200% per annum.

(9) The Class V-A-5 Certificates will accrue interest on the Class V-A-5 Notional Amount. The "Class V-A-5 Notional Amount" for any Distribution Date will equal the aggregate Class Principal Balance of the Class V-A-1, Class V-A-2 and Class V-A-3 Certificates immediately prior to such Distribution Date. The Class V-A-5 Certificates will not be entitled to receive any distributions of principal.

(10) The Class V-A-6 Certificates will accrue interest on the Class V-A-6 Notional Amount. The "Class V-A-6 Notional Amount" for any Distribution Date will equal the aggregate Class Principal Balance of the Class V-A-4 and Class V-A-9 Certificates immediately prior to such Distribution Date. The Class V-A-6 Certificates will not be entitled to receive any distributions of principal.

(11) The Remittance Rate on the Class V-A-7 Certificates for any Distribution Date will equal the sum of (i) the Group V Weighted Average Rate and (ii) the quotient, expressed as a percentage, derived by dividing (a) the excess of the Group V Weighted Average Rate for such Distribution Date on the aggregate Class Principal Balance of the Class V-A-1, Class V-A-2 and Class V-A-3 Certificates over the interest required to be distributed to the Class V-A-1, Class V-A-2, Class V-A-3, Class V-A-5 and Class V-A-8 by (b) the Class V-A-7 Principal Balance on such Distribution Date; provided, however, that on each Distribution Date on or before the Class V-A-7 Accretion Termination Date (as defined in the Prospectus Supplement), an amount equal to the Class V-A-7 Accrual Amount (as defined in the Prospectus Supplement) will be added to the Class V-A-7 Principal Balance, and such amount will be distributed as principal to other Classes of Certificates as described in the Prospectus Supplement and will not be distributed as interest to the Class V-A-7 Certificates.

(12) The Class V-A-8 Certificates will accrue interest on the Class V-A-8 Notional Amount. The "Class V-A-8 Notional Amount" for any Distribution Date will equal the Class V-A-3 Principal Balance immediately prior to such Distribution Date. The Class V-A-8 Certificates will not be entitled to receive any distributions of principal.

(13) The Remittance Rate on the Class V-A-9 Certificates for any Distribution Date will equal the Group V Weighted Average Rate for such Distribution Date minus 0.200% per annum.

(14) The Class I-X Certificates will accrue interest on the Class I-X Notional Amount (as defined in "Description of the Certificates - Distributions of Interest" in the Prospectus Supplement). The Class I-X Notional Amount as of the Cut-Off Date was approximately $30,923,611. The Class I-X Certificates are not entitled to receive distributions of principal.

(15) The Class II-X Certificates will accrue interest on the Class II-X Notional Amount (as defined in "Description of the Certificates - Distributions of Interest" in the Prospectus Supplement). The Class II-X Notional Amount as of the Cut-Off Date was approximately $7,859,703. The Class II-X Certificates are not entitled to receive distributions of principal.

(16) The Class III-X Certificates will accrue interest on the Class III-X Notional Amount (as defined in "Description of the Certificates - Distributions of Interest" in the Prospectus Supplement). The Class III-X Notional Amount as of the Cut-Off Date was approximately $11,361,426. The Class III-X Certificates are not entitled to receive distributions of principal.

(17) The Class IV-X Certificates will accrue interest on the Class IV-X Notional Amount (as defined in "Description of the Certificates - Distributions of Interest" in the Prospectus Supplement). The Class IV-X Notional Amount as of the Cut-Off Date was approximately $20,757,947. The Class IV-X Certificates are not entitled to receive distributions of principal.

(18) The Class I-P, Class III-P and Class IV-P Certificates are not entitled to receive distributions of interest.

(19) The Remittance Rate on the Class V-B-1, Class V-B-2 and Class V-B-3 Certificates for any Distribution Date will each equal the Group V Weighted Average Rate for such Distribution Date minus 0.200% per annum.

(20) The Class V-B-IO Certificates will accrue interest on the Class V-B-IO Notional Amount. The "Class V-B-IO Notional Amount" for any Distribution Date will equal the aggregate Class Principal Balance of the Class V-B-1, Class V-B-2 and Class V-B-3 Certificates immediately prior to such Distribution Date. The Class V-B-IO Certificates will receive interest distributions in three portions concurrently with the interest distributions to each of the Class V-B-1 Certificates, the Class V-B-2 Certificates and the Class V-B-3 Certificates, each such portion being equal to the product of the Class V-B-IO Remittance Rate and the portion of the Class V-B-1O Notional Amount represented by the Class V-B-1 Principal Balance, Class V-B-2 Principal Balance and the Class V-B-3 Principal Balance, respectively. Because the Class V-B-1, Class V-B-2 and
     Class V-B-3 Certificates have different payment priorities, interest accruing on each of the three portions of the Class V-B-IO Notional Amount will have a different payment priority. See class (e) of "Description of the Certificates - Priority of Distributions" in the Prospectus Supplement. The Class V-B-IO Certificates are not entitled to receive any distributions of principal.

(21) The Remittance Rate on the Class R-2 Certificates for any Distribution Date equal the Group V Weighted Average Rate for such Distribution Date.

     The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance outstanding as of January 1, 1998 (the "Cut-Off Date"), after deducting payments due on or before that date, of approximately $1,205,643,342. The Group I Loans, Group II Loans, Group III Loans, Group IV Loans and Group V Loans have an aggregate principal balance outstanding as of the Cut-Off Date, after deducting payments due on or before that date, of approximately $484,094,252, $207,436,432, $128,532,743, $150,098,527 and
$235,481,388, respectively. Certain of the risks of loss on certain mortgage Loans will be covered up to specified limits by Primary Insurance Policies.

     The Mortgage Loans are secured by first mortgages or first deeds of trust or other similar security instruments creating first liens on one- to four-family residential properties or shares of stock relating to cooperative apartments (the "Mortgaged Properties"), which may include detached homes, duplexes, townhouses, individual condominium units, individual units in planned unit developments and other attached dwelling units which are part of buildings consisting of more than four units (so long as the property subject to the lien of the related Mortgage consists of no more than four units other than cooperative apartments), and having the additional characteristics described in the Prospectus.

     Each Mortgage Loan will have a first payment date during the period from October 1978 through March 1988, inclusive, and will have an original term to maturity of not more than 30 years in the case of Group I, Group II, Group III and Group V Loans and 15 years in the case of Group IV Loans.

LOAN GROUP I

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group I Loan was not less than 6.625% and not more than 9.375% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group I Loans was approximately 7.734% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group I Loan was not less than 6.325% and not more than 9.085% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group I Loans was approximately 7.440% per annum. As of the Cut-Off Date, 1,497 of the Group I Loans with an aggregate principal balance of $476,784,935 were PNC Loans, and 21 of the Group I Loans with an aggregate principal balance of $7,309,317 were IndyMac Loans.

     All of the Group I Loans have principal and interest payable on the first day of each month (the "Due Date"). Two of the Group I Loans are Buydown Loans. The latest original scheduled maturity of any Group I Loan is January 2028. Each of the Group I Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group I Loans was approximately 355.6 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group I Loan, approximately 88.6% of the Group I Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 11.4% of the Group I Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group I Loan had a Loan-to-Value Ratio as origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group I Loans was approximately 7.43%. As of the Cut-Off Date, the weighted average of the

Loan-to-Value Ratios of the Group I Loans was approximately 74.2%. As of the Cut-Off Date, approximately 11.4% of the Group I Loans were covered by a Primary Insurance Policy. All of the Group I Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group I Loan had a principal balance of not less than $215,000 nor more than $1,430,000, and the average principal balance of the Group I Loans as of the Cut-Off Date was approximately $318,903. Approximately 96.7% of the Group I Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group I Loans, and approximately 2.7% of the Group I Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 0.6% of the Group I Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 0.5% of the Group I Loans were secured by interests in cooperative apartments including one cooperative apartment in Hawaii. Except for Mortgage Loans with an aggregate principal balance of $222,317 (which represents approximately 0.05% of Loan Group I), none of the Group I Loans were delinquent more than once during the past year and such delinquency lasted no more than 30 days. The aggregate principal balance of Group I Loans originated under reduced and no documentation programs (including certain Group I Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group I Loan, was approximately $53,911,645 which was approximately 11.1% of Loan Group I. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group I Loans originated under such reduced and no documentation programs was approximately 69.8%. The aggregate principal balance of Group I Loans for which no income information was stated or verified is approximately $5,652,028, which is approximately 1.2% of Loan Group I. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group I Loans was approximately 70.8%.

     Approximately 46.9% of the Group I Loans are secured by Mortgaged Properties located in California; 5.0%, in New York; and no other single state contains Mortgaged Properties securing more than 5.0% of the Group I Loans. No more than 0.8% of the Group I Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 0.5% of the Group I Loans are secured by Mortgaged Properties located in any other single zip code area. Approximately 51.8% of the Group I Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 48.2% of the Group I Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP II

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group II Loan was not less than 6.875% and not more than 9.000% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group II Loans was approximately 7.861% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group II Loan was not less than 6.575% and not more than 8.710% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group II Loans was approximately 7.569% per annum. As of the Cut-Off Date, 544 of the Group

II Loans with an aggregate principal balance of $206,628,278 were PNC Loans, and 1 of the Group II Loans with an aggregate principal balance of $808,154 was an IndyMac Loan.

     All of the Group II Loans have principal and interest payable on the Due Date. One of the Group II Loans is a Buydown Loan. The latest original scheduled maturity of any Group II Loan is January 2028. Each of the Group II Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group II Loans was approximately 356.6 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group II Loan, approximately 88.3% of the Group II Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 11.7% of the Group II Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group II Loan had a Loan-to-Value Ratio as origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 74.8%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group II Loans was approximately 74.6%. As of the Cut-Off Date, approximately 11.8% of the Group II Loans were covered by a Primary Insurance Policy. All of the Group II Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group II Loan had a principal balance of not less than $215,650 nor more than $872,000, and the average principal balance of the Group II Loans as of the Cut-Off Date was approximately $380,617. Approximately 98.4% of the Group II Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group II Loans, and approximately 1.4% of the Group II Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 0.2% of the Group II Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 1.4% of the Group II Loans were secured by interests in cooperative apartments, including one cooperative apartment in California. The aggregate principal balance of Group II Loans originated under reduced and no documentation programs (including certain Group II Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group II Loan, was approximately $29,611,019 which was approximately 14.3% of Loan Group II. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group II Loans originated under such reduced and no documentation programs was approximately 68.6%. The aggregate principal balance of Group II loans for which no income information was obtained from the related Mortgagors or verified is approximately $9,244,354, which is approximately 4.5% of Loan Group II. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group II Loans was approximately 68.2%.

     Approximately 40.9% of the Group II Loans are secured by Mortgaged Properties located in California; 5.0%, in New York; and no other single state contains Mortgaged Properties securing more than 5.0% of the Group II Loans. No more than 2.0% of the Group II Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 0.9% of the Group II Loans are secured by Mortgaged Properties located in any other single zip code area. Approximately 54.9% of the Group

II Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 45.1% of the Group II Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP III

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group III Loan was not less than 6.600% and not more than 9.625% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group III Loans was approximately 7.897% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group III Loan was not less than 6.300% and not more than 9.335% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group III Loans was approximately 7.602% per annum. As of the Cut-Off Date, 1,060 of the Group III Loans with an aggregate principal balance of $128,310,172 were PNC Loans, and 1 of the Group III Loans with an aggregate principal balance of $222,571 was an IndyMac Loan.

     All of the Group III Loans have principal and interest payable on the Due Date. None of the Group III Loans are Buydown Loans. The latest original scheduled maturity of any Group III Loan is December 2027. Each of the Group III Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group III Loans was approximately
343.2 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group III Loan, approximately 84.8% of the Group III Loans had Loan-to-Value Ratios less than or equal to 80%, approximately 15.1% of the Group III Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95% and 0.1% of the Group III Loans had a Loan-to-Value Ratio as origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group III Loans was approximately 74.8%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group III Loans was approximately 73.7%. As of the Cut-Off Date, approximately 14.8% of the Group III Loans were covered by a Primary Insurance Policy, except one Mortgage Loan with a principal balance as of the Cut-Off Date of approximately $123,640. At origination, each Group III Loan had a principal balance of not less than $14,400 nor more than $227,050, and the average principal balance of the Group III Loans as of the Cut-Off Date was approximately $121,143. Approximately 88.1% of the Group III Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group III Loans, and approximately 2.7% of the Group III Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 9.2% of the Group III Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 1.2% of the Group III Loans are secured by interests in cooperative apartments. Except for Mortgage Loans with an aggregate principal balance of $334,818 (which represents approximately 0.3% of Loan Group III), none of the Group III Loans were delinquent more than once during the past year and such delinquency lasted no more than 30 days. The aggregate principal balance of Group III Loans originated under reduced and no documentation programs (including certain Group III Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group III Loan, was approximately $38,158,796 which was approximately 29.7% of Loan Group III. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group III Loans originated under such reduced and no documentation programs was approximately 67.4%. The aggregate principal balance of Group III Loans for which no income information was obtained from the related Mortgagors or verified is approximately $2,667,894, which was approximately 2.1% of Loan Group III. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group III Loans was approximately 69.2%.

     Approximately 18.9% of the Group III Loans are secured by Mortgaged Properties located in California; 17.4%, in Florida; 5.2%, in New York; 5.1%, in Michigan; 5.0%, in Texas; and no other single state contains Mortgaged Properties securing more than 5% of the Group III Loans. No more than 0.5% of the Group III Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 1.1% of the Group III Loans are secured by Mortgaged Properties located in any other single zip code area. Approximately 48.2% of the Group III Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 51.8% of the Group III Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP IV

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group IV Loan was not less than 6.375% and not more than 10.500% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group IV Loans was approximately 7.979% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group IV Loan was not less than 6.075% and not more than 10.200% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group IV Loans was approximately 7.680% per annum. As of the Cut-Off Date, 1,083 of the Group IV Loans with an aggregate principal balance of approximately $98,675,716 were PNC Loans, and 614 of the Group IV Loans with an aggregate principal balance of approximately $51,422,811 were IndyMac Loans.

     All of the Group IV Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Group IV Loans are Buydown Loans. The latest original scheduled maturity of any Group IV Loan is February 2013. Each of the Group IV Loans have original terms to maturity of not more than 15 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group IV Loans was approximately 176.5 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group IV Loan, approximately 91.7% of the Group IV Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 8.3% of the Group IV Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group IV Loan had a Loan-to-Value Ratio as origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group IV Loans was approximately 67.6%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group IV Loans was approximately 67.0%.
As of the Cut-Off Date, approximately 8.3% of the Group IV Loans were covered by a Primary Insurance Policy. All of the Group IV Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group IV Loan had a principal balance of not less than $9,200 nor more than $227,000, and the average principal balance of the Group IV Loans as of the Cut-Off Date was approximately $88,449. Approximately 71.9% of the Group IV Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group IV Loans, and approximately 3.4% of the Group IV Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 24.7% of the Group IV Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. Approximately 0.4% of the Group IV Loans were secured by interests in cooperative apartments. The aggregate principal balance of Group IV Loans originated under reduced and no documentation programs (including certain Group IV Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group IV Loan, was approximately $67,255,723 which was approximately 44.8% of Loan Group IV. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group IV Loans originated under such reduced and no documentation programs was approximately 63.8%. The aggregate principal balance of Group IV Loans for which no income information was obtained from the related Mortgagors or verified was approximately $18,864,189, which was approximately 12.6% of Loan Group IV. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group IV Loans was approximately 62.7%.

     Approximately 16.4% of the Group IV Loans are secured by Mortgaged Properties located in California; 9.6%, in Texas; 9.0%, in Florida; 8.0% , in New York; 5.9%, in Colorado; and no other single state contains Mortgaged Properties securing more than 5.0% of the Group IV Loans. No more than 0.5% of the Group IV Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 0.5% of the Group IV Loans are secured by Mortgaged Properties located in any other single zip code area. Approximately 62.8% of the Group IV Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 37.2% of the Group IV Loans were originated for the purpose of purchasing the Mortgaged Property.

LOAN GROUP V

     As of the Cut-Off Date, the Mortgage Interest Rate on each Group V Loan was not less than 6.500% and not more than 9.000% per annum. As of the Cut-Off Date, the weighted average of the Mortgage Interest Rates on the Group V Loans was approximately 7.550% per annum. As of the Cut-Off Date, the Pass-Through Rate for each Group V Loan was not less than 6.260% and not more than 8.385% per annum. As of the Cut-Off Date, the weighted average of the Pass-Through Rates for the Group V Loans was approximately 7.303% per annum. As of the Cut-Off Date, all of the Group V Loans were PNC Loans.

     All of the Group V Loans have principal and interest payable on the first day of each month (the "Due Date"). None of the Group V Loans are Buydown Loans. The latest original scheduled maturity of any Group V Loan is January 2028. Each of the

Group V Loans have original terms to maturity of not more than 30 years, and as of the Cut-Off Date, the weighted average remaining term to maturity (adjusted for Curtailments) of the Group V Loans was approximately 330.3 months. At origination, based upon an appraisal of the Mortgaged Property securing each Group V Loan, approximately 81.3% of the Group V Loans had Loan-to-Value Ratios less than or equal to 80%, and approximately 18.7% of the Group V Loans had Loan-to-Value Ratios greater than 80% but less than or equal to 95%. No Group V Loan had a Loan-to-Value Ratio as origination greater than 95%. At origination, the weighted average of the Loan-to-Value Ratios of the Group V Loans was approximately 74.8%. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of the Group V Loans was approximately 74.6%. As of the Cut-Off Date, approximately 18.7% of the Group V Loans were covered by a Primary Insurance Policy. All of the Group V Loans with Loan-to-Value Ratios as of the Cut-Off Date in excess of 80% were covered by a Primary Insurance Policy. At origination, each Group V Loan had a principal balance of not less than $227,500 nor more than $1,000,000, and the average principal balance of the Group V Loans as of the Cut-Off Date was approximately $331,197. Approximately 97.1% of the Group V Loans were secured by owner-occupied Mortgaged Properties which were the primary residences of the related Mortgagors, based solely on representations of the Mortgagors obtained at the origination of the related Group V Loans, and approximately 2.5% of the Group V Loans were secured by owner-occupied Mortgaged Properties which were second or vacation homes of the related Mortgagors, based solely on such representations. Approximately 0.3% of the Group V Loans were secured by Mortgaged Properties which were investor properties of the related Mortgagors, based solely on such representations. None of the Group V Loans were secured by interests in cooperative apartments. The aggregate principal balance of Group V Loans originated under reduced and no documentation programs (including certain Group V Loans for which verification of income and deposits was not required), which generally limit the original Loan-to-Value Ratio of the Group V Loan, was approximately $1,071,397 which was approximately 0.5% of Loan Group V. As of the Cut-Off Date, the weighted average of the Loan-to-Value Ratios of such Group V Loans originated under such reduced and no documentation programs was approximately 59.2%.

     Approximately 64.0% of the Group V Loans are secured by Mortgaged Properties located in California; 6.2%, in New Jersey; and no other single state contains Mortgaged Properties securing more than 5% of the Group V Loans. No more than 1.7% of the Group V Loans are secured by Mortgaged Properties located in any one California zip code area, and no more than 0.6% of the Group V Loans are secured by Mortgaged Properties located in any other single zip code area. Approximately 49.5% of the Group V Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings. Approximately 50.5% of the Group V Loans were originated for the purpose of purchasing the Mortgaged Property.

     All of the Group V Loans are serviced by PHH Mortgage Corporation.

     Each Master Servicer will receive a fee (the "Master Servicing Fee") for its services as Master Servicer under the Pooling Agreement. Each Master Servicer will retain as its Master Servicing Fee an amount which will be calculated as a per annum percentage for each related Mortgage Loan. The Master Servicing Fee with respect to each Group I Loan ranges from a minimum of 0.040% to a maximum of 0.100%, with a weighted average of 0.044%. The Master Servicing Fee with respect to each Group II Loan ranges from a minimum of 0.040% to a maximum of 0.100%, with a weighted average of 0.048%. The Master Servicing Fee with respect to each Group III Loan ranges from a minimum of 0.040% to a maximum of 0.050%, with a weighted average of 0.046%. The Master Servicing Fee with respect to each Group IV Loan ranges from a minimum of 0.040% to a maximum of 0.050%, with a weighted average of 0.050%. The Master Servicing Fee with respect to each Group V Loan is 0.040%.

     Each Master Servicer will pay all expenses incurred in connection with its activities as Master Servicer. The Master Servicers are entitled to reimbursement for certain expenses incurred by them in connection with the liquidation of defaulted Mortgage Loans. In addition, the Master Servicers are entitled to reimbursement of expenditures incurred by them in connection with the restoration of a damaged Mortgaged Property.

     The Servicing Fee with respect to each Group I Loan ranges from a minimum of 0.150% to a maximum of 0.375%, with a weighted average of 0.250%. The Servicing Fee with respect to each Group II Loan ranges from a minimum of 0.150% to a maximum of 0.375%, with a weighted average of 0.244%. The Servicing Fee with respect to each Group III Loan ranges from a minimum of 0.200% to a maximum of 0.250%, with a weighted average of 0.249%. The Servicing Fee with respect to each Group IV Loan ranges from a minimum of 0.200% to a maximum of 0.500%, with a weighted average of 0.250%. The Servicing Fee with respect to each Group V Loan ranges from a minimum of 0.200% to a maximum of 0.950%, with a weighted average of 0.207%. See "Description of the Certificates -- Servicing Compensation and Payment of Expenses" in the Prospectus for information regarding other possible compensation to the Company and the servicers.

     Pursuant to the Pooling Agreement, the Company (in its capacity as Certificate Administrator) will calculate the amounts payable to the Certificateholders and provide certain other administrative services as specified in the Pooling Agreement. The Certificate Administrator will receive a fee (the "Certificate Administrator Fee") for its services as Certificate Administrator under the Pooling Agreement. The Certificate Administrator Fee with respect to each Mortgage Loan shall be 0.005% per annum. The Company, in its capacity as Certificate Administrator and Master Servicer, will be responsible for paying the fees of the Trustee. The Company will also pay all expenses incurred in connection with its activities as Certificate Administrator under the Pooling Agreement.

SPECIAL SERVICING AGREEMENT

     The Pooling Agreement may permit the Master Servicers to enter into a special servicing agreement with an unaffiliated holder of a Class of Class B Certificates or of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates. Purchase to such an agreement, such holder may instruct the Master Servicers to instruct the Servicers, to the extent provided in the applicable Servicing Contract to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans. Such commencement or delay at such holder's direction will be taken by the Master Servicers only after such holder deposits a specified amount of cash with the Master Servicers. Such cash will be available for distribution to

Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicers acted pursuant to their normal servicing procedures.

     The following tables describe additional characteristics of the Mortgage Loans for each Loan Group as of the Cut-Off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the applicable Loan Group as of the Cut-Off Date. Note that the sum of the percentages set forth under the heading "% of Aggregate Balance of Loan Group" in each of the tables that follow may not equal 100% due to rounding.

             GROUP I

               a)Number of loans: 1518
               b)Mortgage Interest Rates:


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  -----------------  ------------
                 6.625%        1   $      283,497.47       0.06 %
                 6.750%        1   $      291,664.62       0.06 %
                 6.875%        3   $      982,777.73       0.20 %
                 7.000%       15   $    4,311,009.39       0.89 %
                 7.125%       14   $    4,479,867.73       0.93 %
                 7.250%       62   $   18,561,870.28       3.83 %
                 7.375%      140   $   43,100,100.99       8.90 %
                 7.400%        1   $      380,546.24       0.08 %
                 7.450%        1   $      259,609.01       0.05 %
                 7.500%      252   $   79,008,120.08      16.32 %
                 7.600%        1   $      214,843.60       0.04 %
                 7.625%      232   $   74,091,343.05      15.31 %
                 7.750%      280   $   90,003,735.73      18.59 %
                 7.775%        1   $      430,150.04       0.09 %
                 7.875%      217   $   69,815,165.58      14.42 %
                 8.000%      119   $   36,487,619.50       7.54 %
                 8.050%        1   $      219,706.76       0.05 %
                 8.100%        1   $    1,090,207.77       0.23 %
                 8.125%       55   $   18,201,771.59       3.76 %
                 8.250%       48   $   14,822,042.58       3.06 %
                 8.375%       26   $    9,215,101.55       1.90 %
                 8.500%       19   $    7,294,393.03       1.51 %
                 8.625%       17   $    6,428,540.87       1.33 %
                 8.750%        6   $    1,819,887.34       0.38 %
                 8.875%        2   $      583,724.65       0.12 %
                 9.000%        1   $      222,316.83       0.05 %
                 9.125%        1   $      635,989.55       0.13 %
                 9.375%        1   $      858,648.80       0.18 %
                           -----   -----------------    ----------
                TOTAL       1518   $  484,094,252.36     100.00 %
                           -----   -----------------
                           -----   -----------------


               c)Pass-Through Rates:


                                    AGGREGATE                  WEIGHTED AVERAGE
                                    BALANCES AS    WEIGHTED        SCHEDULED
                    RANGE OF        OF THE CUT-    AVERAGE      REMAINING TERM
               PASS-THROUGH RATES   OFF DATE       MIRS          (IN MONTHS)
               ------------------ --------------- -----------  ----------------
                6.251 -  6.500%   $    575,162.09     6.688%          356
                6.501 -  6.750%   $  5,293,787.12     6.977%          351
                6.751 -  7.000%   $ 23,041,738.01     7.226%          356
                7.001 -  7.250%   $122,522,231.95     7.456%          357
                7.251 -  7.500%   $165,338,109.80     7.694%          357
                7.501 -  7.750%   $106,150,598.83     7.918%          357
                7.751 -  8.000%   $ 34,114,021.94     8.179%          355
                8.001 -  8.250%   $ 16,509,494.58     8.430%          354
                8.251 -  8.500%   $  8,248,428.21     8.653%          356
                8.501 -  8.750%   $    806,041.48     8.909%          305
                8.751 -  9.000%   $    635,989.55     9.125%          288
                9.001 -  9.250%   $    858,648.80     9.375%          291
                                  ---------------    -------        ------
                                  $484,094,252.36     7.734% *        356 *
                                  ---------------
                                  ---------------

          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)Original Principal Balances:


                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  -----------------   ------------
               $200,001 - 250,000       281   $   67,808,186.18      14.01 %
               $250,001 - 300,000       567   $  155,601,472.17      32.14 %
               $300,001 - 350,000       307   $   99,661,671.14      20.59 %
               $350,001 - 400,000       198   $   74,494,322.19      15.39 %
               $400,001 - 450,000       114   $   48,788,049.37      10.08 %
               $450,001 - 500,000        14   $    6,516,910.33       1.35 %
               OVER $500,000             37   $   31,223,640.98       6.45 %
                                      ------  -----------------   ------------
               TOTAL                  1,518   $  484,094,252.36     100.00 %
                                      -----   -----------------
                                      -----   -----------------


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $ 177,934.35

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $ 1,427,870.83

               e)Years of initial Monthly Payment:



                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  -----------------    ------------
                  1988         1   $      222,316.83       0.05 %
                  1992         2   $    1,494,638.35       0.31 %
                  1993         2   $      694,222.03       0.14 %
                  1994         3   $      973,854.95       0.20 %
                  1996         5   $    2,163,397.44       0.45 %
                  1997      1148   $  365,784,850.17      75.56 %
                  1998       357   $  112,760,972.59      23.29 %
                           ------  -----------------     -----------
                TOTAL       1518   $  484,094,252.36     100.00 %
                           ------  -----------------
                           ------  -----------------


               f)Current Loan-to-Value Ratios:


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  -----------------    ------------
               60.00% OR LESS    162   $   57,608,261.24      11.90 %
               60.01-70.00%      217   $   75,175,648.97      15.53 %
               70.01-75.00%      229   $   72,617,439.26      15.00 %
               75.01-80.00%      713   $  223,505,772.52      46.17 %
               80.01-85.00%       30   $    8,525,503.04       1.76 %
               85.01-90.00%      116   $   32,968,527.79       6.81 %
               90.01-95.00%       51   $   13,693,099.54       2.83 %
                               ------  -----------------     -----------
                    TOTAL       1518   $  484,094,252.36     100.00 %
                               ------  -----------------
                               ------  -----------------


               g)Types of Mortgaged Properties:


                                                       AGGREGATE         PERCENTAGE
                                           NUMBER      BALANCES AS       OF AGGREGATE
               PROPERTY                     OF         OF THE CUT-       BALANCE OF
               TYPES                       LOANS       OFF DATE          POOL
               ------------               -------  -----------------     ------------
               SINGLE FAMILY DETACHED       1146   $  368,170,986.68      76.05 %
               DUPLEX                         14   $    4,183,640.39       0.86 %
               TRIPLEX                         6   $    2,175,877.68       0.45 %
               FOURPLEX                        6   $    1,681,293.06       0.35 %
               TOWNHOUSE                       1   $      239,549.36       0.05 %
               CONDOMINIUM                    36   $   10,778,193.50       2.23 %
               PLANNED UNIT DEVELOPMENT      290   $   91,079,283.60      18.81 %
               HI-RISE CONDO                   9   $    2,585,305.06       0.53 %
               DEMINIMUS PUD                   1   $      635,989.55       0.13 %
               HOUSING COOPERATIVES            9   $    2,564,133.48       0.53 %
                                          ------   -----------------     ------------
               TOTAL                        1518   $  484,094,252.36     100.00 %
                                          ------   -----------------
                                          ------   -----------------

               h)Geographic Distribution by state:


                                                  AGGREGATE         PERCENTAGE
                                      NUMBER      BALANCES AS       OF AGGREGATE
                                        OF        OF THE CUT-       BALANCE OF
               STATE                  LOANS       OFF DATE          POOL
               --------------------   ------  -----------------     ------------
               ALABAMA                     4  $    1,203,876.34       0.25 %
               ARIZONA                    36  $   11,028,126.69       2.28 %
               CALIFORNIA                686  $  227,041,743.18      46.90 %
               COLORADO                   53  $   16,584,949.39       3.43 %
               CONNECTICUT                20  $    7,311,235.88       1.51 %
               DELAWARE                    3  $      848,971.71       0.18 %
               DISTRICT OF COLUMBIA        5  $    1,882,557.50       0.39 %
               FLORIDA                    41  $   12,821,840.49       2.65 %
               GEORGIA                    32  $    9,740,271.79       2.01 %
               HAWAII                      4  $    1,513,773.88       0.31 %
               IDAHO                       3  $      961,327.65       0.20 %
               ILLINOIS                   55  $   16,375,145.20       3.38 %
               INDIANA                     4  $    1,104,942.35       0.23 %
               KANSAS                      2  $      559,996.73       0.12 %
               KENTUCKY                    6  $    2,501,720.62       0.52 %
               LOUISIANA                   3  $      920,978.68       0.19 %
               MAINE                       2  $      546,231.60       0.11 %
               MARYLAND                   39  $   12,563,255.28       2.60 %
               MASSACHUSETTS              39  $   11,870,478.78       2.45 %
               MICHIGAN                   35  $    9,934,510.70       2.05 %
               MINNESOTA                  15  $    5,892,493.88       1.22 %
               MISSOURI                   11  $    3,658,470.92       0.76 %
               MONTANA                     1  $      246,395.58       0.05 %
               NEVADA                     16  $    4,638,133.33       0.96 %
               NEW HAMPSHIRE               3  $      738,385.19       0.15 %
               NEW JERSEY                 55  $   16,414,668.44       3.39 %
               NEW MEXICO                  8  $    2,344,066.60       0.48 %
               NEW YORK                   81  $   24,229,065.66       5.01 %
               NORTH CAROLINA             14  $    4,286,283.67       0.89 %
               OHIO                        8  $    2,342,305.40       0.48 %
               OKLAHOMA                    5  $    1,446,596.86       0.30 %
               OREGON                     20  $    5,780,527.97       1.19 %
               PENNSYLVANIA               26  $    7,790,208.00       1.61 %
               RHODE ISLAND                6  $    1,853,341.38       0.38 %
               SOUTH CAROLINA              4  $    1,278,249.88       0.26 %
               TENNESSEE                  11  $    3,031,874.79       0.63 %
               TEXAS                      47  $   15,230,410.54       3.15 %
               UTAH                       27  $    8,922,913.47       1.84 %
               VERMONT                     3  $      787,157.92       0.16 %
               VIRGINIA                   25  $    7,294,546.62       1.51 %
               WASHINGTON                 55  $   16,988,654.51       3.51 %
               WISCONSIN                   3  $      878,106.46       0.18 %
               WYOMING                     2  $      705,460.85       0.15 %
                                      ------  -----------------     ------------
                         TOTAL          1518  $  484,094,252.36     100.00 %
                                      ------  -----------------
                                      ------  -----------------

               i)Scheduled maturity years:


                                     AGGREGATE        PERCENTAGE
                 YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                  OF       OF        OF THE CUT-      BALANCE OF
               MATURITY  LOANS       OFF DATE         POOL
               --------  ------  ------------------   ------------
                  2017       18   $    4,827,001.61       1.00 %
                  2022        2   $    1,494,638.35       0.31 %
                  2023        2   $      694,222.03       0.14 %
                  2024        3   $      973,854.95       0.20 %
                  2026        6   $    3,253,605.21       0.67 %
                  2027     1485   $  472,402,680.21      97.58 %
                  2028        2   $      448,250.00       0.09 %
                         ------  ------------------   ------------
               TOTAL       1518   $  484,094,252.36     100.00 %
                         ------  ------------------
                         ------  ------------------


     Weighted average (by principal balance) remaining term
     (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 355.6


     Latest scheduled maturity of any Mortgage Loan: 1/1/2028

               j)Original Terms:


                                               AGGREGATE        PERCENTAGE
                                  NUMBER       BALANCES AS      OF AGGREGATE
                  LOAN TERM         OF         OF THE CUT-      BALANCE OF
                 (IN MONTHS)      LOANS        OFF DATE         POOL
               ---------------    ------   ----------------     ------------
                     240              17   $   4,604,684.78       0.95 %
                     342               1   $     222,316.83       0.05 %
                     360            1500   $ 479,267,250.75      99.00 %
                                  ------   ----------------     ------------
                  TOTAL             1518   $ 484,094,252.36     100.00 %
                                  ------  ------------------
                                  ------  ------------------

               k)Documentation Program Types:


                                                      AGGREGATE      PERCENTAGE
                                           NUMBER     BALANCES AS    OF AGGREGATE
                                             OF       OF THE CUT-    BALANCE OF
               LOAN TYPE                   LOANS      OFF DATE       POOL
               -------------------------   ------  ----------------  ------------
               NO RATIO                       15   $    5,652,027.73       1.17 %
               FULL DOCUMENTATION           1336   $  424,530,579.90      87.70 %
               LIMITED DOCUMENTATION         138   $   45,027,717.48       9.30 %
               NO DOCUMENTATION               29   $    8,883,927.25       1.84 %
                                            ------  ----------------  ------------
                                 TOTAL      1518   $  484,094,252.36     100.00 %
                                            ------  ----------------
                                            ------  ----------------

             GROUP II


               a)Number of loans: 545
               b)Mortgage Interest Rates:


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.875%        1  $      229,018.00       0.11 %
                 7.000%       11  $    3,397,097.78       1.64 %
                 7.125%        5  $    1,505,619.58       0.73 %
                 7.250%       21  $    7,028,824.99       3.39 %
                 7.375%       20  $    6,917,031.67       3.33 %
                 7.500%       58  $   21,574,480.54      10.40 %
                 7.550%        1  $      231,829.54       0.11 %
                 7.625%       58  $   22,510,407.65      10.85 %
                 7.750%       90  $   34,277,396.79      16.52 %
                 7.875%       85  $   31,906,014.77      15.38 %
                 7.900%        2  $      530,254.68       0.26 %
                 7.950%        4  $    1,136,135.48       0.55 %
                 8.000%       67  $   26,944,826.61      12.99 %
                 8.050%        2  $      471,929.21       0.23 %
                 8.100%        5  $    1,361,256.56       0.66 %
                 8.125%       33  $   12,132,952.45       5.85 %
                 8.250%       32  $   12,122,144.71       5.84 %
                 8.375%       15  $    7,367,307.05       3.55 %
                 8.450%        1  $      230,548.30       0.11 %
                 8.500%       14  $    6,884,433.85       3.32 %
                 8.625%        3  $    1,847,449.26       0.89 %
                 8.750%       11  $    4,286,104.02       2.07 %
                 8.875%        4  $    1,745,155.57       0.84 %
                 9.000%        2  $      798,213.16       0.38 %
                           -----   ----------------    -----------
                TOTAL        545  $  207,436,432.22     100.00 %
                           -----   ----------------
                           -----   ----------------


               c)Pass-Through Rates:


                                     AGGREGATE                  WEIGHTED AVERAGE
                                     BALANCES AS    WEIGHTED        SCHEDULED
                    RANGE OF         OF THE CUT-    AVERAGE      REMAINING TERM
               PASS-THROUGH RATES    OFF DATE       MIRS          (in months)
               ------------------  --------------  -----------  ----------------
                6.501 -  6.750%    $  3,398,302.67     6.992%          358
                6.751 -  7.000%    $  8,534,794.49     7.221%          358
                7.001 -  7.250%    $ 28,494,672.59     7.468%          358
                7.251 -  7.500%    $ 57,252,916.59     7.700%          358
                7.501 -  7.750%    $ 59,614,004.65     7.930%          357
                7.751 -  8.000%    $ 26,526,260.15     8.172%          357
                8.001 -  8.250%    $ 14,938,559.07     8.430%          356
                8.251 -  8.500%    $  6,133,553.28     8.712%          357
                8.501 -  8.750%    $  2,543,368.73     8.914%          343
                                   ---------------    ------         ------
                                   $207,436,432.22     7.861% *        357 *
                                   ---------------
                                   ---------------


          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)Original Principal Balances:


                                                  AGGREGATE       PERCENTAGE
                                     NUMBER       BALANCES AS     OF AGGREGATE
               ORIGINAL                OF         OF THE CUT-     BALANCE OF
               BALANCES              LOANS        OFF DATE        POOL
               -------------------   ------   ----------------    ------------
               $200,001 - 250,000      208    $   48,366,401.15      23.32 %
               $250,001 - 300,000       78    $   21,324,609.86      10.28 %
               $300,001 - 350,000       15    $    4,795,510.69       2.31 %
               $350,001 - 400,000       10    $    3,749,089.13       1.81 %
               $400,001 - 450,000       11    $    4,804,793.15       2.32 %
               $450,001 - 500,000       88    $   42,327,723.83      20.41 %
               OVER $500,000           135    $   82,068,304.41      39.56 %
                                     ------   ----------------    ------------
               TOTAL                   545    $  207,436,432.22     100.00 %
                                     ------   ----------------
                                     ------   ----------------


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $ 215,489.95

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $ 864,238.13

               e)Years of initial Monthly Payment:


                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1992         3  $      758,752.15       0.37 %
                  1995         2  $    1,148,886.42       0.55 %
                  1997       411  $  158,943,820.46      76.62 %
                  1998       129  $   46,584,973.19      22.46 %
                           ------  ----------------     ------------
                TOTAL        545  $  207,436,432.22     100.00 %
                           ------  ----------------
                           ------  ----------------


               f)Current Loan-to-Value Ratios:


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS     45  $   21,487,202.41      10.36 %
               60.01-70.00%       75  $   32,156,717.37      15.50 %
               70.01-75.00%       97  $   40,031,625.01      19.30 %
               75.01-80.00%      230  $   89,528,757.42      43.16 %
               80.01-85.00%       11  $    2,982,229.06       1.44 %
               85.01-90.00%       41  $   10,333,794.03       4.98 %
               90.01-95.00%       46  $   10,916,106.92       5.26 %
                               ------  ----------------     ------------
                    TOTAL        545  $  207,436,432.22     100.00 %
                               ------  ----------------
                               ------  ----------------


               g)Types of Mortgaged Properties:


                                                     AGGREGATE         PERCENTAGE
                                         NUMBER      BALANCES AS       OF AGGREGATE
               PROPERTY                    OF        OF THE CUT-       BALANCE OF
               TYPES                      LOANS      OFF DATE          POOL
               ------------              ------  -----------------     ------------
               SINGLE FAMILY DETACHED       435  $  166,719,090.70      80.37 %
               DUPLEX                         2  $    1,078,848.62       0.52 %
               TOWNHOUSE                      2  $      457,283.47       0.22 %
               CONDOMINIUM                   12  $    3,965,495.43       1.91 %
               PLANNED UNIT DEVELOPMENT      83  $   30,502,687.45      14.70 %
               HI-RISE CONDO                  4  $    1,583,420.30       0.76 %
               DEMINIMUS PUD                  1  $      230,548.30       0.11 %
               HOUSING COOPERATIVES           6  $    2,899,057.95       1.40 %
                                         ------  -----------------     ------------
               TOTAL                        545  $  207,436,432.22     100.00 %
                                         ------  -----------------
                                         ------  -----------------

               h)Geographic Distribution by state:

                                                  AGGREGATE         PERCENTAGE
                                      NUMBER      BALANCES AS       OF AGGREGATE
                                        OF        OF THE CUT-       BALANCE OF
               STATE                  LOANS       OFF DATE          POOL
               --------------------   ------  -----------------     ------------
               ALABAMA                     1  $      229,829.31       0.11 %
               ALASKA                      3  $    1,485,191.67       0.72 %
               ARIZONA                    10  $    2,992,016.86       1.44 %
               CALIFORNIA                182  $   84,888,246.33      40.92 %
               COLORADO                   14  $    5,118,962.86       2.47 %
               CONNECTICUT                 8  $    2,963,633.55       1.43 %
               DISTRICT OF COLUMBIA        1  $      629,061.98       0.30 %
               FLORIDA                    26  $    8,339,522.43       4.02 %
               GEORGIA                     8  $    3,275,153.48       1.58 %
               HAWAII                      2  $      777,044.07       0.37 %
               IDAHO                       5  $    2,391,652.86       1.15 %
               ILLINOIS                   29  $    8,353,219.92       4.03 %
               INDIANA                     7  $    2,260,405.11       1.09 %
               KENTUCKY                    5  $    1,987,026.57       0.96 %
               LOUISIANA                   1  $      278,584.59       0.13 %
               MARYLAND                   19  $    7,278,704.17       3.51 %
               MASSACHUSETTS              22  $    7,564,498.99       3.65 %
               MICHIGAN                   25  $    7,773,728.79       3.75 %
               MINNESOTA                   3  $      945,341.31       0.46 %
               MISSOURI                    3  $      924,069.81       0.45 %
               NEVADA                     11  $    3,503,033.47       1.69 %
               NEW HAMPSHIRE               2  $      456,537.46       0.22 %
               NEW JERSEY                 29  $    8,298,221.12       4.00 %
               NEW MEXICO                  1  $      646,311.33       0.31 %
               NEW YORK                   29  $   10,279,221.62       4.96 %
               NORTH CAROLINA              4  $    1,109,414.67       0.53 %
               OHIO                        2  $      694,248.99       0.33 %
               OKLAHOMA                    1  $      511,274.94       0.25 %
               OREGON                     10  $    4,370,515.39       2.11 %
               PENNSYLVANIA               16  $    5,365,806.82       2.59 %
               RHODE ISLAND                1  $      227,537.96       0.11 %
               TENNESSEE                   3  $    1,412,371.12       0.68 %
               TEXAS                      17  $    4,848,282.37       2.34 %
               UTAH                        6  $    2,296,732.20       1.11 %
               VIRGINIA                   16  $    5,565,593.64       2.68 %
               WASHINGTON                 20  $    6,656,925.71       3.21 %
               WISCONSIN                   3  $      738,508.75       0.36 %
                                      ------  -----------------     ------------
                               TOTAL     545  $  207,436,432.22     100.00 %
                                      ------    ---------------
                                      ------    ---------------

               i)Scheduled maturity years:


                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------   -----------------   ------------
                    2022        3   $      758,752.15       0.37 %
                    2025        2   $    1,148,886.42       0.55 %
                    2027      531   $  203,214,468.65      97.96 %
                    2028        9   $    2,314,325.00       1.12 %
                           ------   -----------------   ------------
                 TOTAL        545   $  207,436,432.22     100.00 %
                           ------   -----------------
                           ------   -----------------


               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 356.6

               Latest scheduled maturity of any Mortgage Loan: 1/1/2028

               j)Original Terms:


                                             AGGREGATE        PERCENTAGE
                                NUMBER       BALANCES AS      OF AGGREGATE
                LOAN TERM         OF         OF THE CUT-      BALANCE OF
               (IN MONTHS)      LOANS        OFF DATE         POOL
             ---------------    ------   ----------------     ------------
                   360             545   $ 207,436,432.22     100.00 %
                                ------   ----------------     ------------
                TOTAL              545   $ 207,436,432.22     100.00 %
                                ------   ----------------
                                ------   ----------------


               k)Documentation Program Types:


                                                       AGGREGATE      PERCENTAGE
                                            NUMBER     BALANCES AS    OF AGGREGATE
                                              OF       OF THE CUT-    BALANCE OF
               LOAN TYPE                    LOANS      OFF DATE       POOL
               -------------------------    ------  ----------------  ------------
               NO RATIO                       17   $    9,244,353.74       4.46 %
               FULL DOCUMENTATION            454   $  168,581,059.27      81.27 %
               LIMITED DOCUMENTATION          61   $   25,098,007.10      12.10 %
               NO DOCUMENTATION               13   $    4,513,012.11       2.18 %
                                            ------  ----------------  ------------
                                 TOTAL       545   $  207,436,432.22     100.00 %
                                            ------   ---------------
                                            ------   ---------------

             GROUP III

               a)Number of loans: 1061
               b)Mortgage Interest Rates:


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.600%        1   $      77,644.77       0.06 %
                 6.750%       11   $   1,480,887.94       1.15 %
                 6.875%        1   $     196,072.32       0.15 %
                 7.000%        5   $     776,678.92       0.60 %
                 7.100%       24   $   2,627,313.04       2.04 %
                 7.125%        3   $     614,266.72       0.48 %
                 7.200%        1   $      54,320.76       0.04 %
                 7.250%       66   $   8,020,186.31       6.24 %
                 7.300%        2   $     146,499.48       0.11 %
                 7.375%       20   $   3,194,767.06       2.49 %
                 7.400%       15   $   1,812,275.04       1.41 %
                 7.500%       78   $  10,580,414.82       8.23 %
                 7.625%       69   $   9,815,734.32       7.64 %
                 7.750%      147   $  17,994,097.04      14.00 %
                 7.800%        1   $      87,881.33       0.07 %
                 7.875%      110   $  14,052,503.17      10.93 %
                 7.900%        1   $     132,278.33       0.10 %
                 8.000%       96   $  13,310,374.43      10.36 %
                 8.125%       67   $   8,194,022.53       6.38 %
                 8.170%        1   $      93,898.65       0.07 %
                 8.250%       94   $  11,558,411.96       8.99 %
                 8.375%       77   $   8,035,653.25       6.25 %
                 8.400%        1   $     162,978.17       0.13 %
                 8.500%       80   $   7,621,816.41       5.93 %
                 8.625%       41   $   2,998,985.16       2.33 %
                 8.750%       19   $   2,121,505.57       1.65 %
                 8.850%        1   $      91,224.60       0.07 %
                 8.875%       13   $   1,058,735.97       0.82 %
                 8.900%        1   $     136,689.45       0.11 %
                 9.000%       11   $   1,025,460.30       0.80 %
                 9.200%        1   $     133,313.19       0.10 %
                 9.400%        1   $     102,076.35       0.08 %
                 9.500%        1   $      49,085.05       0.04 %
                 9.625%        1   $     174,690.42       0.14 %
                           -----   ----------------    -----------
                TOTAL       1061   $ 128,532,742.83     100.00 %
                           -----   ----------------
                           -----   ----------------


               c)Pass-Through Rates:


                                     AGGREGATE                  WEIGHTED AVERAGE
                                     BALANCES AS    WEIGHTED        SCHEDULED
                    RANGE OF         OF THE CUT-    AVERAGE      REMAINING TERM
               PASS-THROUGH RATES    OFF DATE       MIRS          (in months)
               ------------------  --------------  -----------  ----------------
                6.251 -  6.500%   $  1,558,532.71     6.743%          304
                6.501 -  6.750%   $    748,111.05     6.967%          331
                6.751 -  7.000%   $ 11,462,157.66     7.204%          315
                7.001 -  7.250%   $ 15,812,525.76     7.460%          341
                7.251 -  7.500%   $ 27,247,629.79     7.705%          339
                7.501 -  7.750%   $ 27,985,346.19     7.931%          356
                7.751 -  8.000%   $ 19,933,072.46     8.196%          354
                8.001 -  8.250%   $ 15,731,398.60     8.434%          356
                8.251 -  8.500%   $  5,282,693.28     8.671%          346
                8.501 -  8.750%   $  2,312,110.32     8.931%          322
                8.751 -  9.000%   $    133,313.19     9.200%          324
                9.001 -  9.250%   $    151,161.40     9.432%          310
                9.251 -  9.500%   $    174,690.42     9.625%          273
                                  ---------------    ------         ------
                                  $128,532,742.83     7.897% *        344 *
                                  ---------------
                                  ---------------


               * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)Original Principal Balances:


                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS          89   $   3,462,019.23       2.69 %
               $ 50,001 - 75,000        162   $  10,030,997.38       7.80 %
               $ 75,001 - 100,000       174   $  15,044,313.77      11.70 %
               $100,001 - 150,000       308   $  37,662,079.36      29.30 %
               $150,001 - 200,000       195   $  33,552,665.43      26.10 %
               $200,001 - 250,000       133   $  28,780,667.66      22.39 %
                                      ------  ----------------    ------------
               TOTAL                  1,061   $ 128,532,742.83     100.00 %
                                      ------  ----------------
                                      ------  ----------------


               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $ 14,382.02

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $ 226,744.28

               e)Years of initial Monthly Payment:


                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1978         1   $      17,732.87       0.01 %
                  1988         7   $     760,680.70       0.59 %
                  1991         2   $     223,775.47       0.17 %
                  1992        88   $   8,560,556.52       6.66 %
                  1993        80   $   8,231,083.07       6.40 %
                  1994        35   $   3,947,523.42       3.07 %
                  1995        13   $   1,669,721.97       1.30 %
                  1996         3   $     466,903.17       0.36 %
                  1997       424   $  57,939,977.20      45.08 %
                  1998       408   $  46,714,788.44      36.34 %
                           ------  ----------------     ------------
                TOTAL       1061   $ 128,532,742.83     100.00 %
                           ------  ----------------
                           ------  ----------------


               f)Current Loan-to-Value Ratios:


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    138   $  14,737,863.73      11.47 %
               60.01-70.00%      177   $  20,795,998.95      16.18 %
               70.01-75.00%      219   $  25,487,743.39      19.83 %
               75.01-80.00%      378   $  49,255,486.19      38.32 %
               80.01-85.00%       47   $   4,669,223.27       3.63 %
               85.01-90.00%       79   $   9,004,433.30       7.01 %
               90.01-95.00%       23   $   4,581,994.00       3.56 %
                               ------  ----------------     ------------
                    TOTAL       1061   $ 128,532,742.83     100.00 %
                               ------  ----------------
                               ------  ----------------


               g)Types of Mortgaged Properties:


                                                      AGGREGATE         PERCENTAGE
                                          NUMBER      BALANCES AS       OF AGGREGATE
               PROPERTY                     OF        OF THE CUT-       BALANCE OF
               TYPES                       LOANS      OFF DATE          POOL
               ------------               ------  -----------------     ------------
               SINGLE FAMILY DETACHED        772  $   94,341,438.59      73.40 %
               DUPLEX                         23  $    2,563,812.21       1.99 %
               TRIPLEX                         4  $      474,014.20       0.37 %
               FOURPLEX                       11  $    1,490,745.75       1.16 %
               TOWNHOUSE                       4  $      287,900.97       0.22 %
               CONDOMINIUM                    71  $    6,589,355.36       5.13 %
               PLANNED UNIT DEVELOPMENT      152  $   20,670,305.96      16.08 %
               HI-RISE CONDO                   5  $      523,747.68       0.41 %
               HOUSING COOPERATIVES           19  $    1,591,422.11       1.24 %
                                          ------  -----------------     ------------
               TOTAL                        1061  $  128,532,742.83     100.00 %
                                          ------  -----------------
                                          ------  -----------------

               h)Geographic Distribution by state:


                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
                                   OF        OF THE CUT-       BALANCE OF
          STATE                  LOANS       OFF DATE          POOL
          --------------------   ------  -----------------     ------------
          ALABAMA                     3  $      381,731.78       0.30 %
          ALASKA                      1  $      131,320.39       0.10 %
          ARIZONA                    41  $    4,762,393.84       3.71 %
          CALIFORNIA                150  $   24,314,616.58      18.92 %
          COLORADO                   54  $    6,239,970.06       4.85 %
          CONNECTICUT                17  $    2,221,833.47       1.73 %
          DELAWARE                    4  $      553,270.36       0.43 %
          DISTRICT OF COLUMBIA        1  $      224,665.00       0.17 %
          FLORIDA                   227  $   22,373,625.83      17.41 %
          GEORGIA                    32  $    3,941,550.92       3.07 %
          IDAHO                      12  $    1,053,998.47       0.82 %
          ILLINOIS                   41  $    5,467,637.76       4.25 %
          INDIANA                    14  $    1,213,904.52       0.94 %
          IOWA                        1  $       74,196.26       0.06 %
          KANSAS                      1  $      214,332.29       0.17 %
          KENTUCKY                    3  $      338,432.00       0.26 %
          LOUISIANA                   4  $      318,452.24       0.25 %
          MAINE                       1  $      103,863.48       0.08 %
          MARYLAND                   10  $    1,729,382.84       1.35 %
          MASSACHUSETTS              31  $    3,461,485.96       2.69 %
          MICHIGAN                   57  $    6,503,896.62       5.06 %
          MINNESOTA                  15  $    1,421,272.63       1.11 %
          MISSOURI                    5  $      703,278.46       0.55 %
          MONTANA                     2  $      210,189.33       0.16 %
          NEBRASKA                    2  $      129,869.76       0.10 %
          NEVADA                      7  $      655,258.89       0.51 %
          NEW HAMPSHIRE               5  $      557,147.61       0.43 %
          NEW JERSEY                 29  $    4,646,695.05       3.62 %
          NEW MEXICO                  6  $      778,774.90       0.61 %
          NEW YORK                   56  $    6,652,730.54       5.18 %
          NORTH CAROLINA             16  $    1,723,280.34       1.34 %
          OHIO                       22  $    2,173,479.75       1.69 %
          OKLAHOMA                    3  $      265,620.99       0.21 %
          OREGON                     25  $    3,391,558.75       2.64 %
          PENNSYLVANIA               18  $    2,447,149.52       1.90 %
          RHODE ISLAND                4  $      644,670.97       0.50 %
          SOUTH CAROLINA              7  $      700,987.47       0.55 %
          TENNESSEE                  11  $    1,183,633.36       0.92 %
          TEXAS                      64  $    6,443,769.92       5.01 %
          UTAH                       22  $    2,938,457.16       2.29 %
          VIRGINIA                   17  $    2,727,939.12       2.12 %
          WASHINGTON                 14  $    1,817,161.13       1.41 %
          WEST VIRGINIA               3  $      288,821.36       0.22 %
          WISCONSIN                   2  $      326,585.37       0.25 %
          WYOMING                     1  $       79,849.78       0.06 %
                                 ------  -----------------     ------------
                          TOTAL    1061  $  128,532,742.83     100.00 %
                                 ------  -----------------
                                 ------  -----------------

               i)Scheduled maturity years:

                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2008        1   $       17,732.87       0.01 %
                    2009        1   $       77,644.77       0.06 %
                    2012        3   $      310,498.54       0.24 %
                    2013        1   $      197,317.42       0.15 %
                    2014        1   $       28,332.75       0.02 %
                    2015        2   $      295,391.85       0.23 %
                    2016       11   $      946,734.50       0.74 %
                    2017        9   $      907,188.66       0.71 %
                    2018       19   $    1,490,818.10       1.16 %
                    2019       12   $    1,122,085.81       0.87 %
                    2020       15   $    1,660,977.59       1.29 %
                    2021       16   $    1,565,562.57       1.22 %
                    2022       44   $    4,587,516.71       3.57 %
                    2023       55   $    5,825,681.15       4.53 %
                    2024       34   $    3,885,359.04       3.02 %
                    2025       10   $    1,274,018.14       0.99 %
                    2026        2   $      418,098.73       0.33 %
                    2027      825   $  103,921,783.63      80.85 %
                           ------  ------------------   ------------
                 TOTAL       1061   $  128,532,742.83     100.00 %
                           ------  ------------------
                           ------  ------------------

               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 343.2


               Latest scheduled maturity of any Mortgage Loan: 12/1/2027

               j)Original Terms:


                                             AGGREGATE        PERCENTAGE
                                NUMBER       BALANCES AS      OF AGGREGATE
                LOAN TERM         OF         OF THE CUT-      BALANCE OF
               (IN MONTHS)      LOANS        OFF DATE         POOL
             ---------------    ------   ----------------     ------------
                   240               4   $     471,268.69       0.37 %
                   293               1   $      41,907.74       0.03 %
                   297               1   $      66,550.46       0.05 %
                   300               3   $     261,713.32       0.20 %
                   312               1   $      54,320.76       0.04 %
                   315               1   $     168,716.34       0.13 %
                   323               1   $      55,778.60       0.04 %
                   329               1   $      68,287.28       0.05 %
                   331               1   $      56,746.15       0.04 %
                   339               1   $      98,404.00       0.08 %
                   342               2   $     193,712.98       0.15 %
                   353               1   $     174,690.42       0.14 %
                   360            1043   $ 126,820,646.09      98.67 %
                                ------   ----------------     ------------
                TOTAL             1061   $ 128,532,742.83     100.00 %
                                ------   ----------------
                                ------   ----------------

               k)Documentation Program Types:


                                                  AGGREGATE      PERCENTAGE
                                       NUMBER     BALANCES AS    OF AGGREGATE
                                         OF       OF THE CUT-    BALANCE OF
          LOAN TYPE                    LOANS      OFF DATE       POOL
          -------------------------    ------  ----------------  ------------
          NO RATIO                       18   $    2,667,893.86       2.08 %
          FULL DOCUMENTATION            727   $   87,706,053.12      68.24 %
          LIMITED DOCUMENTATION         298   $   35,594,173.96      27.69 %
          NO DOCUMENTATION               18   $    2,564,621.89       2.00 %
                                       ------  ----------------  ------------
                            TOTAL      1061   $  128,532,742.83     100.00 %
                                       ------  ----------------
                                       ------  ----------------

             GROUP IV


               a)Number of loans: 1697
               b)Mortgage Interest Rates:


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.375%        1  $       99,332.23       0.07 %
                 6.625%        1  $      100,000.00       0.07 %
                 6.750%        5  $      512,974.16       0.34 %
                 6.875%       13  $    1,100,168.23       0.73 %
                 7.000%       25  $    2,682,093.13       1.79 %
                 7.125%       23  $    2,432,079.12       1.62 %
                 7.250%       66  $    7,214,547.14       4.81 %
                 7.375%       83  $    8,992,636.12       5.99 %
                 7.500%      153  $   14,927,173.03       9.94 %
                 7.625%       82  $    8,542,100.39       5.69 %
                 7.750%      181  $   16,195,174.21      10.79 %
                 7.875%      156  $   14,909,227.62       9.93 %
                 7.950%        1  $      208,772.76       0.14 %
                 7.990%        1  $      103,773.00       0.07 %
                 8.000%      150  $   13,571,836.10       9.04 %
                 8.125%       80  $    6,653,131.20       4.43 %
                 8.250%      140  $   11,691,636.41       7.79 %
                 8.336%        1  $      100,843.66       0.07 %
                 8.375%       94  $    8,234,723.99       5.49 %
                 8.500%      134  $   10,516,691.02       7.01 %
                 8.625%       68  $    5,060,364.47       3.37 %
                 8.750%       62  $    4,736,524.54       3.16 %
                 8.875%       52  $    3,918,333.75       2.61 %
                 8.880%        1  $       49,459.76       0.03 %
                 9.000%       43  $    2,863,987.94       1.91 %
                 9.125%       21  $      960,087.37       0.64 %
                 9.250%       29  $    2,066,781.81       1.38 %
                 9.375%        7  $      347,646.89       0.23 %
                 9.500%       14  $      689,627.88       0.46 %
                 9.625%        4  $      177,622.03       0.12 %
                 9.750%        4  $      259,983.14       0.17 %
                 9.875%        1  $       39,402.07       0.03 %
                10.500%        1  $      139,791.54       0.09 %
                           -----   ----------------    -----------
                TOTAL       1697  $  150,098,526.71     100.00 %
                           -----   ----------------
                           -----   ----------------

               c)Pass-Through Rates:


                                    AGGREGATE                   WEIGHTED AVERAGE
                                    BALANCES AS     WEIGHTED        SCHEDULED
                    RANGE OF        OF THE CUT-     AVERAGE      REMAINING TERM
               PASS-THROUGH RATES   OFF DATE        MIRS          (in months)
               ------------------ --------------   -----------  ----------------

                6.001 -  6.250%   $     99,332.23     6.375%          178
                6.251 -  6.500%   $    612,974.16     6.730%          178
                6.501 -  6.750%   $  3,732,502.99     6.963%          179
                6.751 -  7.000%   $  9,632,980.91     7.217%          177
                7.001 -  7.250%   $ 23,901,861.73     7.452%          178
                7.251 -  7.500%   $ 24,556,193.30     7.706%          178
                7.501 -  7.750%   $ 29,056,041.92     7.933%          177
                7.751 -  8.000%   $ 18,543,903.65     8.207%          176
                8.001 -  8.250%   $ 18,653,122.63     8.445%          176
                8.251 -  8.500%   $  9,796,889.01     8.685%          176
                8.501 -  8.750%   $  6,831,781.45     8.927%          176
                8.751 -  9.000%   $  3,026,869.18     9.210%          175
                9.001 -  9.250%   $  1,037,274.77     9.458%          173
                9.251 -  9.500%   $    437,605.17     9.699%          175
                9.501 -  9.750%   $     39,402.07     9.875%          174
               10.001 - 10.250%   $    139,791.54    10.500%          172
                                  ---------------    ------         ------
                                  $150,098,526.71     7.979% *        177 *
                                  ---------------
                                  ---------------

          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)Original Principal Balances:


                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $ 50,000 OR LESS         371  $   14,013,475.01       9.34 %
               $ 50,001 - 75,000        409  $   25,341,430.52      16.88 %
               $ 75,001 - 100,000       343  $   30,136,221.51      20.08 %
               $100,001 - 150,000       388  $   47,150,244.83      31.41 %
               $150,001 - 200,000       148  $   25,430,567.14      16.94 %
               $200,001 - 250,000        38  $    8,026,587.70       5.35 %
                                      ------  ----------------    ------------
               TOTAL                  1,697  $  150,098,526.71     100.00 %
                                      ------  ----------------
                                      ------  ----------------

               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $ 9,176.23

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $ 225,000.00

               e)Years of initial Monthly Payment:


                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1996         8   $     499,898.87       0.33 %
                  1997      1262   $ 109,143,871.56      72.71 %
                  1998       427   $  40,454,756.28      26.95 %
                           ------  ----------------     ------------
                TOTAL       1697   $ 150,098,526.71     100.00 %
                           ------  ----------------
                           ------  ----------------

               f)Current Loan-to-Value Ratios:


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS    506   $  41,734,318.94      27.80 %
               60.01-70.00%      319   $  28,563,695.67      19.03 %
               70.01-75.00%      391   $  35,146,255.83      23.42 %
               75.01-80.00%      319   $  32,265,090.97      21.50 %
               80.01-85.00%       48   $   4,419,180.82       2.94 %
               85.01-90.00%      108   $   7,271,324.93       4.84 %
               90.01-95.00%        6   $     698,659.55       0.47 %
                               ------  ----------------     ------------
                    TOTAL       1697   $ 150,098,526.71     100.00 %
                               ------  ----------------
                               ------  ----------------

               g)Types of Mortgaged Properties:


                                                      AGGREGATE         PERCENTAGE
                                          NUMBER      BALANCES AS       OF AGGREGATE
               PROPERTY                     OF        OF THE CUT-       BALANCE OF
               TYPES                       LOANS      OFF DATE          POOL
               ------------               ------  -----------------     ------------
               SINGLE FAMILY DETACHED       1275  $  113,695,824.21      75.75 %
               DUPLEX                        126  $   10,339,323.98       6.89 %
               TRIPLEX                        16  $    1,208,775.33       0.81 %
               FOURPLEX                       35  $    3,340,978.28       2.23 %
               TOWNHOUSE                       1  $      138,269.09       0.09 %
               CONDOMINIUM                   120  $    8,816,892.09       5.87 %
               PLANNED UNIT DEVELOPMENT      105  $   11,221,833.42       7.48 %
               HI-RISE CONDO                  10  $      781,249.86       0.52 %
               HOUSING COOPERATIVES            9  $      555,380.45       0.37 %
                                          ------  -----------------     ------------
               TOTAL                        1697  $  150,098,526.71     100.00 %
                                          ------  -----------------
                                          ------  -----------------

               h)Geographic Distribution by state:


                                             AGGREGATE         PERCENTAGE
                                 NUMBER      BALANCES AS       OF AGGREGATE
                                   OF        OF THE CUT-       BALANCE OF
          STATE                  LOANS       OFF DATE          POOL
          --------------------   ------  -----------------     ------------
          ALABAMA                    11  $      940,959.08       0.63 %
          ALASKA                      2  $      277,291.50       0.18 %
          ARIZONA                    52  $    4,197,532.23       2.80 %
          ARKANSAS                    2  $      100,749.98       0.07 %
          CALIFORNIA                230  $   24,625,411.27      16.41 %
          COLORADO                  102  $    8,913,286.58       5.94 %
          CONNECTICUT                 7  $      576,243.57       0.38 %
          DELAWARE                    5  $      462,079.59       0.31 %
          DISTRICT OF COLUMBIA        5  $      311,754.68       0.21 %
          FLORIDA                   167  $   13,521,615.74       9.01 %
          GEORGIA                    45  $    3,723,467.89       2.48 %
          HAWAII                     14  $    1,495,949.44       1.00 %
          IDAHO                      21  $    1,548,110.08       1.03 %
          ILLINOIS                   26  $    2,873,565.58       1.91 %
          INDIANA                    21  $    1,042,548.91       0.69 %
          IOWA                        4  $      265,472.26       0.18 %
          KANSAS                      7  $      466,615.75       0.31 %
          KENTUCKY                    8  $      428,204.24       0.29 %
          LOUISIANA                  21  $    1,706,285.98       1.14 %
          MAINE                       6  $      498,591.17       0.33 %
          MARYLAND                   28  $    2,438,958.35       1.62 %
          MASSACHUSETTS              43  $    3,949,707.36       2.63 %
          MICHIGAN                   31  $    2,279,499.50       1.52 %
          MINNESOTA                  21  $    1,711,081.93       1.14 %
          MISSISSIPPI                 3  $      220,526.89       0.15 %
          MISSOURI                   15  $    1,255,704.61       0.84 %
          MONTANA                     7  $      481,375.08       0.32 %
          NEBRASKA                    5  $      243,415.37       0.16 %
          NEVADA                     26  $    2,360,389.11       1.57 %
          NEW HAMPSHIRE               3  $      233,542.62       0.16 %
          NEW JERSEY                 54  $    5,816,494.24       3.88 %
          NEW MEXICO                 27  $    2,248,505.35       1.50 %
          NEW YORK                  118  $   12,004,723.75       8.00 %
          NORTH CAROLINA             29  $    2,866,836.47       1.91 %
          OHIO                       36  $    2,416,505.22       1.61 %
          OKLAHOMA                   16  $      938,775.99       0.63 %
          OREGON                     39  $    3,593,155.09       2.39 %
          PENNSYLVANIA               61  $    5,288,855.57       3.52 %
          RHODE ISLAND               14  $    1,387,259.51       0.92 %
          SOUTH CAROLINA             16  $    1,364,762.99       0.91 %
          SOUTH DAKOTA                3  $      205,472.63       0.14 %
          TENNESSEE                  21  $    1,798,086.67       1.20 %
          TEXAS                     187  $   14,401,841.52       9.59 %
          UTAH                       45  $    4,134,217.60       2.75 %
          VERMONT                     5  $      371,409.04       0.25 %
          VIRGINIA                   33  $    2,780,093.58       1.85 %
          WASHINGTON                 39  $    4,102,988.33       2.73 %
          WEST VIRGINIA               1  $       77,769.55       0.05 %
          WISCONSIN                  11  $      807,184.43       0.54 %
          WYOMING                     4  $      343,652.84       0.23 %
                                 ------  -----------------     ------------
                          TOTAL    1697  $  150,098,526.71     100.00 %
                                 ------    ---------------
                                 ------    ---------------

               i)Scheduled maturity years:


                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2006        1   $      159,392.10       0.11 %
                    2007        5   $      311,984.82       0.21 %
                    2011        7   $      340,506.77       0.23 %
                    2012     1509   $  132,150,568.02      88.04 %
                    2013      175   $   17,136,075.00      11.42 %
                           ------  ------------------   ------------
                 TOTAL       1697   $  150,098,526.71     100.00 %
                           ------  ------------------
                           ------  ------------------

               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 176.5


               Latest scheduled maturity of any Mortgage Loan: 2/1/2013

               j)Original Terms:


                                             AGGREGATE        PERCENTAGE
                                NUMBER       BALANCES AS      OF AGGREGATE
                LOAN TERM         OF         OF THE CUT-      BALANCE OF
               (IN MONTHS)      LOANS        OFF DATE         POOL
             ---------------    ------   ----------------     ------------
                   120               6   $     471,376.92       0.31 %
                   180            1691   $ 149,627,149.79      99.69 %
                                ------   ----------------     ------------
                TOTAL             1697   $ 150,098,526.71     100.00 %
                                ------   ----------------
                                ------   ----------------

               k)Documentation Program Types:


                                                       AGGREGATE      PERCENTAGE
                                            NUMBER     BALANCES AS    OF AGGREGATE
                                              OF       OF THE CUT-    BALANCE OF
               LOAN TYPE                    LOANS      OFF DATE       POOL
               -------------------------    ------  ----------------  ------------
               NO RATIO                      209   $   18,864,188.80      12.57 %
               FULL DOCUMENTATION            783   $   63,978,615.41      42.62 %
               LIMITED DOCUMENTATION         596   $   58,163,046.16      38.75 %
               NO DOCUMENTATION              109   $    9,092,676.34       6.06 %
                                            ------  ----------------  ------------
                                 TOTAL      1697   $  150,098,526.71     100.00 %
                                            ------  ----------------
                                            ------  ----------------

             GROUP V

               a)Number of loans: 711
               b)Mortgage Interest Rates:


                                       AGGREGATE      PERCENTAGE
              MORTGAGE     NUMBER      BALANCES AS    OF AGGREGATE
              INTEREST       OF        OF THE CUT-    BALANCE OF
              RATE (MIR)   LOANS       OFF DATE       THE POOL
              ----------   ------  ----------------   ------------
                 6.500%        5  $    1,793,501.20       0.76 %
                 6.625%        6  $    1,901,029.09       0.81 %
                 6.750%       14  $    5,094,409.37       2.16 %
                 6.875%       14  $    5,084,135.50       2.16 %
                 7.000%       25  $    8,036,396.98       3.41 %
                 7.125%       42  $   14,086,366.09       5.98 %
                 7.250%       69  $   22,890,322.17       9.72 %
                 7.375%       72  $   24,496,256.15      10.40 %
                 7.500%       51  $   17,642,224.72       7.49 %
                 7.625%      101  $   31,707,954.83      13.47 %
                 7.750%      156  $   52,280,368.01      22.20 %
                 7.875%      105  $   34,616,084.46      14.70 %
                 8.000%       17  $    5,227,723.29       2.22 %
                 8.125%       20  $    6,209,035.62       2.64 %
                 8.250%        8  $    2,569,083.56       1.09 %
                 8.375%        2  $      811,575.60       0.34 %
                 8.500%        2  $      502,759.69       0.21 %
                 8.625%        1  $      304,638.56       0.13 %
                 9.000%        1  $      227,522.82       0.10 %
                           -----   ----------------    -----------
                TOTAL        711  $  235,481,387.71     100.00 %
                           -----   ----------------
                           -----   ----------------

               c)Pass-Through Rates:


                                    AGGREGATE                  WEIGHTED AVERAGE
                                    BALANCES AS    WEIGHTED        SCHEDULED
                   RANGE OF         OF THE CUT-    AVERAGE      REMAINING TERM
              PASS-THROUGH RATES    OFF DATE       MIRS          (in months)
              ------------------ --------------   ----------  ----------------
               6.251 -  6.500%   $  3,694,530.29     6.564%          179
               6.501 -  6.750%   $ 10,178,544.87     6.812%          255
               6.751 -  7.000%   $ 22,509,412.35     7.085%          305
               7.001 -  7.250%   $ 48,184,420.28     7.327%          328
               7.251 -  7.500%   $ 49,738,611.65     7.588%          332
               7.501 -  7.750%   $ 87,181,574.40     7.802%          349
               7.751 -  8.000%   $ 10,070,461.65     8.076%          358
               8.001 -  8.250%   $  3,354,554.08     8.331%          357
               8.251 -  8.500%   $    569,278.14     8.567%          358
                                 ---------------    ------         ------
                                 $235,481,387.71     7.550% *        331 *
                                 ---------------
                                 ---------------

          * Represents a weighted average (by principal balance) of all the Mortgage Loans.

               d)Original Principal Balances:


                                                  AGGREGATE       PERCENTAGE
                                      NUMBER      BALANCES AS     OF AGGREGATE
               ORIGINAL                 OF        OF THE CUT-     BALANCE OF
               BALANCES               LOANS       OFF DATE        POOL
               -------------------    ------  ----------------    ------------
               $200,001 - 250,000       138   $  32,803,852.49      13.93 %
               $250,001 - 300,000       227   $  62,510,238.42      26.55 %
               $300,001 - 350,000       129   $  41,226,396.20      17.51 %
               $350,001 - 400,000        93   $  34,972,887.64      14.85 %
               $400,001 - 450,000        36   $  15,444,812.82       6.56 %
               $450,001 - 500,000        32   $  15,259,756.48       6.48 %
               OVER $500,000             56   $  33,263,443.66      14.13 %
                                      ------  ----------------    ------------
               TOTAL                    711   $ 235,481,387.71     100.00 %
                                      ------  ----------------
                                      ------  ----------------

               Outstanding principal balance of the smallest Mortgage Loan at the Cut-Off Date: $ 225,431.24

               Outstanding principal balance of the largest Mortgage Loan at the Cut-Off Date: $ 983,940.86

               e)Years of initial Monthly Payment:


                                      AGGREGATE         PERCENTAGE
                 YEAR      NUMBER     BALANCES AS       OF AGGREGATE
                  OF         OF       OF THE CUT-       BALANCE OF
                PAYMENT    LOANS      OFF DATE          POOL
                -------    ------  ----------------     ------------
                  1997       318   $ 107,186,806.17      45.52 %
                  1998       393   $ 128,294,581.54      54.48 %
                           ------  ----------------     ------------
                TOTAL        711   $ 235,481,387.71     100.00 %
                           ------  ----------------
                           ------  ----------------

               f)Current Loan-to-Value Ratios:


                                          AGGREGATE         PERCENTAGE
                 CURRENT       NUMBER     BALANCES AS       OF AGGREGATE
               LOAN-TO-VALUE     OF       OF THE CUT-       BALANCE OF
                  RATIOS       LOANS      OFF DATE          POOL
               --------------  ------  ----------------     ------------
               60.00% OR LESS     93   $  31,563,423.52      13.40 %
               60.01-70.00%       92   $  33,562,094.40      14.25 %
               70.01-75.00%       92   $  31,373,945.83      13.32 %
               75.01-80.00%      282   $  95,005,086.81      40.35 %
               80.01-85.00%       15   $   4,260,275.81       1.81 %
               85.01-90.00%       97   $  28,337,384.52      12.03 %
               90.01-95.00%       40   $  11,379,176.82       4.83 %
                               ------  ----------------     ------------
                    TOTAL        711   $ 235,481,387.71     100.00 %
                               ------  ----------------
                               ------  ----------------

               g)Types of Mortgaged Properties:


                                                        AGGREGATE         PERCENTAGE
                                            NUMBER      BALANCES AS       OF AGGREGATE
               PROPERTY                       OF        OF THE CUT-       BALANCE OF
               TYPES                         LOANS      OFF DATE          POOL
               ------------                 ------  -----------------     ----------
               SINGLE FAMILY DETACHED          528  $  177,172,212.99      75.24 %
               DUPLEX                            5  $    1,952,154.82       0.83 %
               TRIPLEX                           1  $      479,385.74       0.20 %
               FOURPLEX                          2  $      930,984.90       0.40 %
               CONDOMINIUM                      34  $   10,052,628.89       4.27 %
               PLANNED UNIT DEVELOPMENT        141  $   44,894,020.37      19.06 %
                                            ------  -----------------     ----------
               TOTAL                           711  $  235,481,387.71     100.00 %
                                            ------  -----------------
                                            ------  -----------------

               h)Geographic Distribution by state:


                                                  AGGREGATE         PERCENTAGE
                                      NUMBER      BALANCES AS       OF AGGREGATE
                                        OF        OF THE CUT-       BALANCE OF
               STATE                  LOANS       OFF DATE          POOL
               --------------------   ------  -----------------     ------------
               ALABAMA                     1  $      298,346.12       0.13 %
               ARIZONA                    10  $    3,129,429.72       1.33 %
               CALIFORNIA                436  $  150,620,634.58      63.96 %
               COLORADO                    8  $    2,217,503.60       0.94 %
               CONNECTICUT                 9  $    2,516,929.42       1.07 %
               DELAWARE                    2  $      663,529.57       0.28 %
               FLORIDA                     9  $    2,864,995.03       1.22 %
               GEORGIA                     4  $    1,340,685.82       0.57 %
               HAWAII                      1  $      419,664.13       0.18 %
               IDAHO                       2  $      572,097.46       0.24 %
               ILLINOIS                   11  $    2,926,020.62       1.24 %
               INDIANA                     1  $      331,507.55       0.14 %
               KANSAS                      1  $      255,795.28       0.11 %
               KENTUCKY                    2  $      579,905.25       0.25 %
               LOUISIANA                   3  $    1,054,847.59       0.45 %
               MARYLAND                    6  $    2,416,133.70       1.03 %
               MASSACHUSETTS              16  $    4,919,491.75       2.09 %
               MICHIGAN                    3  $      864,785.55       0.37 %
               MISSOURI                    2  $      594,596.32       0.25 %
               MONTANA                     1  $      254,229.86       0.11 %
               NEVADA                      2  $      823,099.86       0.35 %
               NEW HAMPSHIRE               5  $    1,603,357.76       0.68 %
               NEW JERSEY                 44  $   14,496,898.63       6.16 %
               NEW MEXICO                  3  $      785,610.14       0.33 %
               NEW YORK                   19  $    5,485,217.67       2.33 %
               NORTH CAROLINA              5  $    1,375,408.63       0.58 %
               OHIO                        5  $    1,631,923.25       0.69 %
               OKLAHOMA                    1  $      229,250.40       0.10 %
               OREGON                      8  $    3,009,382.29       1.28 %
               PENNSYLVANIA               15  $    4,117,215.15       1.75 %
               RHODE ISLAND                2  $      574,461.86       0.24 %
               SOUTH CAROLINA              2  $      562,099.19       0.24 %
               TENNESSEE                   5  $    1,802,971.62       0.77 %
               TEXAS                      22  $    6,254,274.96       2.66 %
               UTAH                        5  $    1,853,931.79       0.79 %
               VERMONT                     1  $      411,141.06       0.17 %
               VIRGINIA                   14  $    3,848,203.99       1.63 %
               WASHINGTON                 15  $    4,741,930.98       2.01 %
               WISCONSIN                  10  $    3,033,879.56       1.29 %
                                      ------  -----------------     ------------
                               TOTAL     711  $  235,481,387.71     100.00 %
                                      ------  -----------------
                                      ------  -----------------

               i)Scheduled maturity years:


                                       AGGREGATE        PERCENTAGE
                   YEAR    NUMBER      BALANCES AS      OF AGGREGATE
                    OF       OF        OF THE CUT-      BALANCE OF
                 MATURITY  LOANS       OFF DATE         POOL
                 --------  ------  ------------------   ------------
                    2012       94   $   33,850,566.46      14.38 %
                    2017        9   $    2,918,866.78       1.24 %
                    2022        1   $      364,198.08       0.15 %
                    2027      606   $  197,832,702.66      84.01 %
                    2028        1   $      515,053.73       0.22 %
                           ------  ------------------   ------------
                 TOTAL        711   $  235,481,387.71     100.00 %
                           ------  ------------------
                           ------  ------------------

               Weighted average (by principal balance) remaining term (adjusted for curtailments) of the Mortgage Loans calculated as of the Cut-Off Date: 330.3


               Latest scheduled maturity of any Mortgage Loan: 1/1/2028


               Eighty-four Group V Loans with an aggregate principal balance of $26,230,806.44, which represents 11.14% of the Group V Loans (by principal balance), were originated under an employee relocation program.

               j)Original Terms:

                                             AGGREGATE        PERCENTAGE
                                NUMBER       BALANCES AS      OF AGGREGATE
                LOAN TERM         OF         OF THE CUT-      BALANCE OF
               (IN MONTHS)      LOANS        OFF DATE         POOL
             ---------------    ------   ----------------     ------------
                   180              94   $  33,850,566.46      14.38 %
                   240              10   $   3,433,920.51       1.46 %
                   300               1   $     364,198.08       0.15 %
                   360             606   $ 197,832,702.66      84.01 %
                                ------   ----------------     ------------
                TOTAL              711   $ 235,481,387.71     100.00 %
                                ------   ----------------
                                ------   ----------------

               k)Documentation Program Types:

                                                       AGGREGATE      PERCENTAGE
                                            NUMBER     BALANCES AS    OF AGGREGATE
                                              OF       OF THE CUT-    BALANCE OF
               LOAN TYPE                    LOANS      OFF DATE       POOL
               -------------------------    ------  ----------------  ------------
               FULL DOCUMENTATION            708   $  234,409,990.88      99.55 %
               LIMITED DOCUMENTATION           2   $      766,758.27       0.33 %
               NO DOCUMENTATION                1   $      304,638.56       0.13 %
                                            ------  ----------------  ------------
                                 TOTAL       711   $  235,481,387.71     100.00 %
                                            ------  ----------------
                                            ------  ----------------

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following exhibit is furnished herewith:

          4.1   Pooling and Servicing Agreement between PNC
                Mortgage Securities Corp., Depositor, Certificate
                Administrator and Master Servicer, IndyMac, Inc., as Master Servicer, and U.S. Bank National
                Association, Trustee, dated as of January 1, 1998.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 30, 1998.

                                             PNC MORTGAGE SECURITIES
                                             CORP.
                                             (Registrant)

                                             By:  \s\ Thomas G. Lehmann
                                                  --------------------------
                                                     Thomas G. Lehmann
                                                     Vice President
                                                     (Authorized Officer)